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                                                                   EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included (or incoporated by reference) in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-20841, 33-32068 and 33-48562.




                                         Arthur Andersen LLP


Detroit, Michigan,
March 25, 1996